EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Jeffrey Shanahan, Chief Executive Officer and President of CardConnect Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:

1.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2016
	By:	/s/ Jeffrey Shanahan
Jeffrey Shanahan
Chief Executive Officer and President
(Principal Executive Officer)